UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

(Amendment No.     )

☒	Filed by the Registrant	☐	Filed by a Party other than the Registrant

Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14A-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

AvalonBay Communities, Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):
☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V61528-P25590 AVALONBAY COMMUNITIES, INC. 4040 WILSON BOULEVARD, SUITE 1000 ARLINGTON, VA 22203 AVALONBAY COMMUNITIES, INC. 2025 Annual Meeting Vote by May 20, 2025 11:59 PM ET You invested in AVALONBAY COMMUNITIES, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on May 21, 2025. Vote Virtually at the Meeting* May 21, 2025 10:00 a.m. Eastern Time Virtually at: www.virtualshareholdermeeting.com/AVB2025 Get informed before you vote View the Notice, Proxy Statement and Annual Report to Stockholders online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 7, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V61529-P25590 THIS IS NOT A VOTABLE BALLOT This communication presents only an overview of the more complete proxy materials that contain important information and are available to you on the Internet. Please follow the instructions on the reverse side to view the proxy materials online or request an email or paper copy, and to vote on these important matters. We encourage you to access and review all of the important information contained in the proxy materials before voting. 1. To elect the following eleven nominees for director to serve until the 2026 Annual Meeting of Stockholders and until their respective successors are elected and qualify: 1a. Glyn F. Aeppel For 1b. Terry S. Brown For 1c. Ronald L. Havner, Jr. For 1d. Stephen P. Hills For 1e. Christopher B. Howard For 1f. Richard J. Lieb For 1g. Nnenna Lynch For 1h. Charles E. Mueller, Jr. For 1i. Timothy J. Naughton For 1j. Benjamin W. Schall For 1k. Susan Swanezy For 2. To adopt a resolution approving, on a non-binding advisory basis, the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and any related material disclosed in the proxy statement. For 3. To ratify the selection of Ernst & Young LLP as the Company’s independent auditors for the year ending December 31, 2025. For In addition, the proxies are authorized to vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any adjournment or postponement thereof in the discretion of the proxy holder. If you authorize a proxy by mail, you must date, sign and return the proxy card in order for these shares to be voted.